UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08025

GLOBAL INCOME FUND, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Global Income Fund, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-344-6310

Date of Fiscal Year End: 12/31

Date of Reporting Period: 9/30/12

Item 1.  Schedule of Investments

GLOBAL INCOME FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2012
(Unaudited)

Shares		Cost	Value
	COMMON STOCKS (70.53%)
	REAL ESTATE INVESTMENT TRUSTS (70.53%)
	Diversified (9.17%)
	United Kingdom (0.45%)
19,900	British Land Company plc ADR (a)	$151,441	$164,971

	United States (8.72%)
19,000	Douglas Emmett, Inc.	424,737	438,330
15,000	PS Business Parks, Inc.	964,567	1,002,300
8,500	Public Storage	1,141,295	1,182,945
7,000	Vornado Realty Trust	581,904	567,350
		3,112,503	3,190,925
	Total Diversified	3,263,944	3,355,896

	Healthcare Facilities (6.45%)
	United States (6.45%)
13,000	HCP, Inc.	532,938	578,240
19,000	Health Care REIT, Inc.	1,036,008	1,097,250
11,000	Ventas, Inc.	648,239	684,750
		2,217,185	2,360,240

	Industrial (12.41%)
	United States (12.41%)
75,000	CubeSmart	895,972	965,250
37,000	Extra Space Storage Inc.	1,038,162	1,230,250
29,000	ProLogis, Inc.	997,864	1,015,870
23,000	Sovran Self Storage, Inc.	1,175,323	1,330,550
		4,107,321	4,541,920

	Mortgage Investment (1.85%)
	United States (1.85%)
90,000	Newcastle Investment Corp.	665,514	677,700

	Office (6.10%)
	United States (6.10%)
7,000	Boston Properties Inc.	734,002	774,270
22,000	Kilroy Realty Corp.	999,440	985,160
13,000	Liberty Property Trust	453,805	471,120
		2,187,247	2,230,550

	Residential (12.53%)
	United States (12.53%)
15,000	Apartment Investment and Management Company	389,893	389,850
4,000	AvalonBay Communities, Inc.	554,230	543,960
22,000	Education Realty Trust, Inc.	231,461	239,800
9,000	Equity Residential	536,562	517,770
6,500	Essex Property Trust, Inc.	968,299	963,560
12,000	Post Properties, Inc.	562,802	575,520
19,000	Senior Housing Properties Trust	419,689	413,820
38,000	UDR, Inc.	991,711	943,160
		4,654,647	4,587,440

	Retail (22.02%)
	Australia (0.47%)
8,200	Westfield Group ADR (a)	151,352	172,938

	United States (21.55%)
55,000	CBL & Associates Properties, Inc.	993,870	1,173,700
25,000	DDR Corp.	373,470	384,000
10,500	Federal Realty Investment Trust	1,016,314	1,105,650
15,000	General Growth Properties, Inc.	247,913	292,200
55,000	Kimco Realty Corp.	1,018,929	1,114,850
11,000	Regency Centers Corp.	487,338	536,030
9,000	SL Green Realty Corp.	702,435	720,630
7,000	Simon Property Group, Inc.	999,187	1,062,670
14,000	Taubman Centers, Inc.	1,010,418	1,074,220
15,000	Weingarten Realty Investors	394,980	421,650
		7,244,854	7,885,600
	Total retail	7,396,206	8,058,538

	Total common stocks	24,492,064	25,812,284

	PREFERRED STOCKS (8.50%)
	REAL ESTATE INVESTMENT TRUSTS (8.50%)
	Diversified (3.10%)
	United States (3.10%)
15,000	PS Business Parks, Inc., 6.70%, Series P	380,700	375,300
15,000	Public Storage, 6.125%, Series A	391,839	383,250
15,000	Public Storage, 6.45%, Series F	380,685	375,750
		1,153,224	1,134,300

	Industrial (2.19%)
	United States (2.19%)
15,000	CubeSmart 7.75%, Series A	389,806	404,400
15,000	Monmouth Real Estate Investment Corp., 7.875%, Series B	402,042	397,500
		791,848	801,900

	Office (1.04%)
	United States (1.04%)
15,000	Duke Realty Corp. 6.50%, Series K	373,313	379,500

	Retail (2.17%)
	United States (2.17%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	380,663	395,550
15,000	Realty Income Corp., 6.625%, Series F	396,285	399,300
		776,948	794,850

	Total preferred stocks	3,095,333	3,110,550

	SHORT-TERM INVESTMENT (21.31%)
Principal Amount	United States (21.31%)
$7,798,833	State Street Bank and Trust Company Euro Time Deposit 0.01%, 10/01/12	7,798,833	7,798,833

	WHOLLY-OWNED SUBSIDIARY (0.12%)
	REAL ESTATE INVESTMENT TRUST (0.12%)
Member Equity Interest	United States (0.12%)
100%	Self Storage Group I LLC (b) (c) (d)	50,000	42,500

	Total investments (100.46%)	$35,436,230	36,764,167

	Liabilities in excess of other assets (-0.46%)		(167,961)

	Net assets (100.00%)		$36,596,206

(a) The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(b) Controlled affiliate.
(c) Non-income producing.
(d) Illiquid and/or restricted secuirity that has been fair valued.

ADR	American Depositary Receipt
LLC	Limited Liability Company
REIT	Real Estate Investment Trust
plc	Public limited company

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Fund’s Valuation Committee (“VC”) under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called fair value pricing.  Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed.  These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

•	Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default  rates, and similar data.

•	Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) - Equity securities traded on a national securities exchange or market generally are stated normally at the official closing price, last sales price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities - Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the VC under the direction of or pursuant to procedures established by the Fund's Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s assets carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common Stocks
Real Estate Investment Trusts
Diversified
United Kingdom	$164,971	$-	$-	$164,971
United States	3,190,925	-	-	3,190,925
Healthcare Facilities
United States	2,360,240	-	-	2,360,240
Industrial
United States	4,541,920	-	-	4,541,920
Mortgage Investment
United States	677,700	-	-	677,700
Office
United States	2,230,550	-	-	2,230,550
Residential
United States	4,587,440	-	-	4,587,440
Retail
Australia	172,938	-	-	172,938
United States	7,885,600	-	-	7,885,600
Preferred Stocks
Real Estate Investment Trusts
Diversified
United States	1,134,300	-	-	1,134,300
Industrial
United States	801,900	-	-	801,900
Office
United States	379,500	-	-	379,500
Retail
United States	794,850	-	-	794,850
Short-term investment
United States	-	7,798,833	-	7,798,833
Wholly-owned subsidiary
United States	-	-	42,500	42,500

Total investments, at value	$28,922,834	$7,798,833	$42,500	$36,764,167

There were no securities transferred from level 1 on December 31, 2011 to level 2 on September 30, 2012. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value including securities valued at zero:

Wholly-Owned
Subsidiary
Balance at December 31, 2011	$-
Cost of purchases	50,000
Change in unrealized depreciation	(7,500)
Balance at September 30, 2012	$42,500

Net change in unrealized depreciation attributable
to assets held as level 3 at September 30, 2012	$(7,500)

There were no transfers into or out of level 3 assets during the period.

The VC under the direction of the Fund’s Board of Directors considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining  the value of the Fund’s private investments may include, but are not limited to, the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized with level 3 as of September 30, 2012:

	Fair Value		Unobservable
	September 30, 2012	Valuation Technique	Input	Amount
Wholly-owned subsidiary
Real estate investment trust	$42,500	Analysis of financial condition, operating results, and tangible net worth	Discount rate for lack of marketability	15%

Investment in Self Storage Group I LLC
The Fund formed Self Storage Group I LLC (“SSGI”), a wholly owned and controlled subsidiary, which will seek to own, operate, manage, acquire, develop and redevelop professionally managed self storage facilities. SSGI is a Delaware limited liability company and the Fund is its sole member. SSGI will seek to qualify as a REIT for federal income tax purposes in 2012.

	Beginning	Membership Equity		Ending		Value
	Equity Interest	Gross	Gross	Equity Interest	Dividend	September 30,
	Percentage	Additions	Reductions	Percentage	Income	2012
Self Storage Group I LLC	0%	$50,000	$-	100%	$-	$42,500

The Fund’s investment in SSGI has a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. This investment has been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at September 30, 2012, were as follows:

	Acquisition
	Date	Cost	Value
Self Storage Group I LLC	7/9/12	$50,000	$42,500

Percent of net assets		0.14%	0.12%

Cost for Federal Income Tax Purposes
At September 30, 2012, for federal income tax purposes the aggregate cost of securities was $35,436,230 and net unrealized appreciation was $1,327,937, comprised of gross unrealized appreciation of $1,476,001 and gross unrealized depreciation of $148,064.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Mark C. Winmill
Mark C. Winmill, President

Date: November 29, 2012

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 29, 2012

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)